# NAREIT INVESTOR PRESENTATION
NOVEMBER 2015

**Exhibit 99.1**

WEST COAST



13TH & MARKET

EAST COAST



ANDOVER HOUSE



ELEMENTS



100 PIER 4



BEACH & OCEAN



DELANCEY AT SHIRLINGTON VILLAGE

UDR, Inc. (NYSE: UDR), has a demontstrated history of successfully managing, buying, selling, developing and redeveloping attractive real estate properties in primary U.S. markets

- S&P 400 Company
- $13 Billion Enterprise
- 2015 Annualized Dividend of $1.11,~3.2% Yield

CFO:

Tom Herzog | 720.283.6139

Investor Relations:

Shelby Noble | 720.922.6082

UDR

Opening doors to the future®

# TABLE OF CONTENTS



Capitol View on 14th – Washington, DC
Wholly-Owned

# ABOUT UDR, INC.

## UDR STATS (1)

- Established in 1972
- 22 Markets
- 174 Communities
- 49,323 Homes
- Same-Store Revenue per Occupied Home: $1,792
- Total Portfolio Revenue per Occupied Home: $1,933
- Average Age of Communities: 17 years
- Approximately 45% / 55% A / B Property Quality and 50% / 50% Urban / Suburban Locations
- $1 Billion Development Pipeline (70% Funded); 100% in Coastal Markets
- 172 Consecutive Quarters Paying a Dividend
- $13 Billion Enterprise Value

## UDR'S MARKET COMPOSITION AND PORTFOLIO


Northeast
% of SS NOI: 13%
% of Total NOI: 21%
Development: $218M
Mid-Atlantic
% of SS NOI: 21%
% of Total NOI: 19%
Development: $127M
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Inland Empire
O.C.
San Diego
Denver
Dallas
Austin
Boston
New York
Philadelphia
Metro Washington, DC
Baltimore
Richmond
Norfolk
Nashville
Orlando
Tampa
West Coast:
% of SS NOI: 45%
% of Total NOI: 42%
Development: $670M
Southwest:
% of SS NOI: 7%
% of Total NOI: 8%
Southeast:
% of SS NOI: 14%
% of Total NOI: 10%

(1) As of September 30th, 2015. Inclusive of wholly-owned homes, homes in development, preferred equity investments and joint venture homes at 100%.

Source: Company documents.

# RECENT HIGHLIGHTS



Savoye – Dallas, TX
UDR/MetLife Vitruvian Park® Joint Venture

1 **GENERATED STRONG THIRD QUARTER 2015 SAME-STORE RESULTS**

- 3Q 2015 SS Revenue Growth: 5.9% versus 5.3% for the multifamily peer REIT average
- 3Q 2015 SS NOI Growth: 7.3% versus 6.2% for the multifamily peer REIT average

2 **INCREASED FULL-YEAR 2015 EARNINGS AND SAME-STORE GROWTH GUIDANCE**

- FFO as Adjusted per share guidance range increased by $0.01 at the midpoint
- AFFO per share guidance range increased by $0.02 at the midpoint
- SS Revenue Growth guidance range: 5.25 to 5.50% (+12.5 bps at the midpoint)
- SS NOI Growth guidance range: 6.25 to 6.75% (+25 bps at the midpoint)

3 **COMPLETED $901M WASHINGTON, DC ACQUISITION**

- Acquired six communities in exchange for a combination of $565M newly issued UDR common OP units at $35 per unit, $89M of debt, $221M of Section 1031 exchanges and $26M in cash

4 **ENTERED INTO CONTRACT TO SELL 8 COMMUNITIES**

- Under contract to sell $287M of assets, expected to close in December, 2015
- Upon completion, will have exited the Norfolk, VA market
- YTD sold or have under contract $800M, UDR's Pro-Rata share is $480M

5 **AMENDED UNSECURED CREDIT FACILITY AND TERM LOANS OUTSTANDING**

- Increased facility size to $1.1B and extended maturity date to January 2021, inclusive of a 1 year extension option and repriced to L+90 bps
- Consolidated $350M of term loans outstanding into one facility, repriced at L+95 bps and extended maturity date to January 2021

6 **ISSUED $300M OF 4.00% SENIOR UNSECURED NOTES DUE 2025 WITH A YIELD TO MATURITY OF 4.03%**

7 **ISSUED ~$102M OF COMMON STOCK AT $35 PER SHARE, NET, IN-LINE WITH STREET CONSENSUS NAV**

8 **RECENT OPERATING TRENDS**

| SS GROWTH | NEW LEASE | RENEWAL | OCCUPANCY |
|---|---|---|---|
| October-November 2015(1) | 4.9% | 7.2% | 96.6% |
| October-November 2014(1) | 2.4% | 5.3% | 96.8% |

- Move-outs to home purchase at 12% in 3Q15, in-line with UDR's long-term average
- See pages 23 and 24 for market-level operating trend detail

(1) October 1st through November 11th.
Source: Company documents.

# STRATEGIC OBJECTIVES - OVERVIEW

We remain focused on executing UDR's long-term strategic objectives that will continue to generate safe, consistent cash flow growth and optimize shareholder value

**1** Drive organic growth / expand margins and improve resident / associate satisfaction through our best-in-class operating platform



**2** Allocate capital to accretive opportunities, including development, that strengthen our market mix and portfolio quality

**3** Accretively fund growth and maintain a strong and flexible balance sheet

**Generate High-Quality Cash Flow Growth to Grow the Dividend and NAV per share**

**Drive Total Shareholder Return (TSR)**

# OPERATIONS

## Drive organic growth and improve resident / associate satisfaction through our best-in-class operating platform



Garrison Square – Boston, MA
Wholly-Owned

# OPERATIONAL EXCELLENCE

Our best-in-class operating platform is a competitive advantage that differentiates UDR and continues to generate strong results versus peers

## ACCELERATING NEW LEASE AND RENEWAL GROWTH YTD…

| | Effective YOY SS New Lease Rate Growth | | Effective YOY SS Renewal Lease Rate Growth | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| January | 3.5% | 0.1% | 5.0% | 4.9% |
| February | 4.1% | 1.0% | 5.7% | 5.2% |
| March | 5.0% | 1.9% | 6.2% | 5.4% |
| April | 6.4% | 2.6% | 6.8% | 5.9% |
| May | 8.6% | 3.9% | 7.1% | 5.3% |
| June | 8.0% | 4.0% | 7.0% | 5.3% |
| July | 7.9% | 4.1% | 7.3% | 5.1% |
| August | 7.6% | 4.9% | 7.5% | 5.1% |
| September | 6.8% | 4.2% | 7.0% | 5.3% |
| October | 5.1% | 2.7% | 7.1% | 5.1% |

## … LED TO STRONG REVENUE GROWTH WHICH HAS OUTPACED THAT OF PEERS SINCE INITIATING OUR STRATEGIC PLAN IN 2013[1]


6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
UDR
Peer Average

(1) Excludes historical BRE and CLP results.
Source: Company and peer documents.

# OPERATIONS – OPERATING INITIATIVES

Operating efficiencies that boost revenue growth or reduce expense growth are in UDR's DNA. The potential bottom-line impact from some of our current operating initiatives is quantified below

## 1 REDUCE DAYS VACANT

- 5 days recovered since 2012

| 2014 AVG. DAYS VACANT |
|---|
| ~21 Days |
| **LONG-TERM GOAL** |
| ~18 Days |

### POTENTIAL IMPACT OF 5 DAY REDUCTION

5 LESS DAYS VACANT **x** # OF SS APARTMENT HOMES (~36K) **x** AVG. TURNOVER (~52%) **x** AVG. DAILY RENT (~$55) **=**

**~$5.1M IN ADDITIONAL NOI**

## 2 INCREASE MAINTENANCE STAFF EFFICIENCY

- Use efficiency gains to bring more R&M work in-house
- Approximately 50 minutes per day recovered since 2012

| RECOVERED HOURS TO-DATE |
|---|
| ~50 Minutes |
| **HOURS STILL TO RECOVER** |
| ~1.5-2.0 Hours |

### POTENTIAL IMPACT OF 0.85 HOURS RECOVERED

50 MINUTES RECOVERED **x** AVG. HOURLY RATE FOR 3RD-PARTY WORK (~$40) **x** WORK DAYS IN A YEAR (220) **x** SIZE OF MAINTENANCE STAFF (~360) **=**

**~$2.7M IN ADDITIONAL NOI**

## 3 RESURRECT DISCARDED RENTAL LEADS

- Use a corporate outbound call center to reach out to discarded rental leads to gauge interest
- ~400 incremental leases sourced in 2014

| 2014 INCREMENTAL LEASES GENERATED BY CORPORATE CALL CENTER |
|---|
| ~400 |

### POTENTIAL IMPACT OF 400 LEASES

# OF INCREMENTAL LEASES (~400) **x** AVG. ANNUAL SS REVENUE PER LEASE (~19,500/YR) **x** MID-YEAR CONVENTION **=**

**~$3.9M IN ADDITIONAL NOI**

**We continue to explore additional efficiency opportunities in order to maintain our competitive advantage in operations**

Source: Company documents.



# CAPITAL ALLOCATION

Allocate capital to accretive growth opportunities that strengthen our market mix, portfolio quality and growth rate

Columbus Square – New York, NY
UDR/MetLife II Joint Venture

# CAPITAL ALLOCATION - DEVELOPMENT

## UNDERWAY AND COMPLETED, NON-STABILIZED DEVELOPMENT

- **Size:** 2,390 homes at 100%
- **Cost:** $1B, $559K per home at 100%
- **Spent to Date:** $584M (~70% of equity commitment)
- Wtd. avg. yield vs. cap rate spread of ~192bps

- **Completion timeline of remaining underway development:**
  - **2016**: $162M
  - **2017**: $166M
  - **2018**: $342M

## WEST COAST DEVELOPMENT JV

- **Size:** 1,533 homes at 100%
- **Going In Value:** $559M (UDR Share: $271M), $365K per home at 100%

- **Completion timeline of remaining underway development:**
  - **2016**: $215M
  - **2017**: $56M



Seattle
2 West Coast JVs, $86M
1 land parcel
Boston
1 completed asset, $218M
2 land parcels, 2 entitled
San Francisco
2 underway assets, $212M
1 land parcel
Los Angeles
1 underway asset, $54M
1 West Coast JV, $61M
5 land parcels, 2 entitled
Metro Washington, DC
1 completed asset, $127M
Orange County
2 underway assets, $405M
2 West Coast JVs, $124M
Dallas
2 land parcels (2), 2 entitled

## SHADOW PIPELINE

### UDR WHOLLY-OWNED LAND STATS (1)

- **Parcels:** 5 total; 3 entitled
- **Locations:** Boston, Dallas, Los Angeles
- **Cost Basis:** $78M
- **Potential Homes:** 600-900 homes
- **Potential Construction Cost:** $400-$500M

### UDR/METLIFE JV LAND STATS AT 100%

- **Parcels:** 6 total; 3 entitled
- **Locations:** Seattle, Los Angeles, SF Bay Area, Dallas
- **Cost Basis:** $160M; UDR share is $48M
- **Potential Homes:** 2,800-3,200 homes
- **Potential Construction Cost:** $850-$950M; UDR share: $400-$500M

**POTENTIAL SHADOW PIPELINE VALUE CREATION FOR UDR: $425 TO $475M**

(1) Includes consolidated joint ventures of which UDR owns 95%.
(2) A portion of the Dallas land is wholly-owned and a portion is held in the UDR/MetLife Vitruvian Park® Joint Venture.
Note: Dollar amounts presented at UDR's ownership interest unless otherwise noted.
Source: Company documents.

# CAPITAL ALLOCATION – VALUE CREATION

## Development remains our most attractive capital allocation opportunity

**Targeted Average Initial Returns Available to UDR**


Acq.
Market Cap Rate: 4.5%
Dev.
+175bp Spread
= Stabilized Yield: 6.3%
2%
3%
4%
5%
6%
7%
8%

## Cash flow/sh and NAV/sh growth are expected to remain strong as developments stabilize

Under Construction Developments – $670M
\+ Completed, Non-Stabilized Developments – $345M
**= Development Pipeline – $1.0B**
\+ Stabilized, Non-Mature Developments[1] – $286M
**= Total Development – $1.3B is expected to create ~$400-500M in NAV**

**Expected Development Cash Flow Generation**


Average '15E / '16E development drag / accretion
Annual est. accretion upon stabilization
$0.05
$0.00
($0.05)
($0.03)
$0.03
$0.07
Drag
Accretion
Accretion

**Expected NAV/sh Accretion**


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.10
Accretion

West Coast Development Joint Venture Initial all-in price– $271M
\+ Steele Creek Participating Debt Investment– $92M
**= Total Additional Investment – $363M is expected to create ~$80M in NAV**

(1) Includes 13th & Market – San Diego, Fiori – Dallas, Domain College Park – College Park, MD; Los Alisos – Mission Viejo, CA and Beach and Ocean – Huntington Beach, CA.
Source: Company documents.

# DEVELOPMENT PROGRESS

## PROGRESS OF DEVELOPMENT PROJECTS

- In aggregate, our pipeline's weighted average spread between estimated stabilized yields and current cap rates is at the high-end of our 150 to 200 basis point targeted range


Development Project (1) Performance
Under Construction / In Lease-Up
Stabilized
Domain College Park, (DC) $61M
Fiori, (Dallas) $48M
DelRay Tower, (DC) $127M
Los Alisos, (OC) $88M
13th & Market, (SD) $37M
Beach & Ocean, (OC) $52M
Wtd. Avg.
2801 Kelvin, (OC) $63M
Pacific City, (OC) $342M
100 Pier 4, (Boston) $218M
3033 Wilshire, (LA) $54M
399 Fremont (SF), $162M
Domain Mountain View, (SF) $50M
(50)
-
50
100
150
200
250
300
350
400
Below
In-Line
Above
Estimated Spread Between Trended Yield and Current Market Cap Rate

## LEASE-UP PROGRESS

| PROJECT | MARKET | # OF HOMES | QTR OF INIT. OCCUPANCY | % LEASED AS OF 11/11/15 | % OCCUP. AS OF 11/11/15 |
|---|---|---|---|---|---|
| Steele Creek | Denver, CO | 218 | 2Q 2015 | 87.6% | 81.2% |
| Katella Grand I | Orange County | 399 | 4Q 2015 | 16.8% | 0.0% |
| CityLine | Seattle, WA | 244 | 4Q 2015 | 11.1% | 0.0% |

(1) Chart excludes Steele Creek – Denver, CO and the West Coast Development Joint Venture. Size of dot indicates relative $ size, at UDR's pro-rata share, of the development project.

Source: Company documents.

# UDR'S DEVELOPMENTS

Some of our recent developments are presented below

## STABILIZED, NON-MATURE DEVELOPMENTS


Beach & Ocean I Huntington Beach, CA
Completed: 2014


Los Alisos I Mission Viejo, CA
Completed: 2014


Domain College Park I College Park, MD
Completed: 2014

## COMPLETED, NON-STABILIZED DEVELOPMENTS


100 Pier 4 I Boston, MA
Completed: 2015


DelRay Tower I Alexandria, VA
Completed: 2015

## UNDER CONSTRUCTION DEVELOPMENTS


3033 Wilshire I Los Angeles, CA
Estimated Completion: 2017


Pacific City I Huntington Beach, CA
Estimated Completion: 2018


399 Fremont I San Francisco, CA
Estimated Completion: 2016

# WEST COAST DEVELOPMENT JV



12th and Olive – Los Angeles, CA
West Coast Development Joint Venture

## UDR INVESTED $136 MILLION FOR A 48% INTEREST IN A PORTFOLIO OF FIVE COMMUNITIES UNDER CONSTRUCTION. THE TRANSACTION CLOSED IN MAY 2015 AND IS BENEFICIAL IN NUMEROUS WAYS:

- 6.5% preferred return – Immediately accretive to FFO per share ($0.01 per year)
- Avoids earnings drag associated with typical development projects
- Increases exposure to high-quality communities located in our core, coastal markets with favorable multifamily supply/demand fundamentals
- Our partner ("The Wolff Company") has provided certain guaranties and is allocated all economics during the pre-stabilization period
- Accelerated ability to exercise our purchase options, ranging from 14 to 28 months from closing in markets that typically have 4 to 5 year development cycles
- If all five communities are acquired, NAV creation is estimated at approximately $80 million

| Community | Location | Homes | Avg. Home Size | Going-In Valuation ($M) | UDR's share of Going-In Valuation ($M) | All-In Price with Option ($M) | All-In Price per Home ($000)(4) | Constr. Start | Est. Compl. Date | Est. Stabil. Date |
|---|---|---|---|---|---|---|---|---|---|---|
| 8th & Republican(1,3) | Seattle | 211 | 768 | $97 | $47 | $103 | $449 | 3Q14 | 1Q16 | 1Q17 |
| Katella Grand I | Orange County | 399 | 996 | 138 | 68 | 146 | 365 | 4Q13 | 1Q16 | 1Q17 |
| CityLine(2) | Seattle | 244 | 889 | 80 | 39 | 85 | 350 | 3Q14 | 1Q16 | 3Q16 |
| 12th & Olive(1,3) | Los Angeles | 293 | 685 | 129 | 61 | 141 | 448 | 2Q14 | 3Q16 | 4Q17 |
| Katella Grand II | Orange County | 386 | 819 | 115 | 56 | 123 | 318 | 4Q14 | 2Q17 | 2Q18 |
| **Total** | | **1,533** | **844** | **$559** | **$271** | **$597** | **$381** | | | |

(1) There is a co-investor, separate from UDR or The Wolff Company, that has a small ownership interest.
(2) UDR will have an option to acquire an interest in the second phase that is adjacent to the first phase.
(3) Retail component of these communities consists of 13,600 and 15,500 square feet for 8th & Republican and 12th & Olive, respectively.
(4) Excludes retail.
Source: Company documents.

# WEST COAST DEVELOPMENT JV

The West Coast JV developments are presented below

## UNDER CONSTRUCTION DEVELOPMENTS



**12th and Olive** | Los Angeles, CA
Estimated Completion: Q3 2016


Republican St

**8th and Republican** | Seattle, WA
Estimated Completion: Q1 2016



**CityLine** | Seattle, WA
Estimated Completion: Q1 2016



**Katella Grand I** | Orange County, CA
Estimated Completion: Q1 2016



**Katella Grand II** | Orange County, CA
Estimated Completion: Q2 2017

# JOINT VENTURES


current

Current – San Diego, CA
UDR/MetLife II Joint Venture

## UDR HAS TWO OPERATING JV RELATIONSHIPS THAT COMPRISE $3.4 BILLION [1,2] OF APARTMENT COMMUNITIES. THESE RELATIONSHIPS:

- Provide a stable source of favorably priced, long-term capital
- Reduce effective cost of capital while enhancing returns via promotes and fee income

| UNCONSOLIDATED JV | SIZE ($M) [1,2] | OWN. INTEREST | TYPE |
|---|---|---|---|
| MetLife | $3,111 | 49% | Long-term partnership in high-quality, core assets |
| Operating & Stabilized, Non-Mature | $2,523 | 50% | Long-term partnership in high-quality, core operating assets |
| Development | $428 | 51% | 399 Fremont - San Fran.; Residences at 2801 Kelvin - Orange County; 3033 Wilshire - Los Angeles; DMV - San Fran. |
| Land | $160 | 30% | 6 land sites in long-term development partnership |
| Kuwait Finance House | $284 | 30% | Medium-term partnership focused on Washington, DC |

**UDR sold its 20% interest in its Texas JV in January 2015. Proceeds totaled ~$400M at 100%. UDR received proceeds of ~$43M from the sale inclusive of a promoted interest and fees. UDR's unlevered IRR over the hold period was ~14%.**

3Q 2015 YOY JV SS Rev. Growth[1]


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
4.6%
-1.4%
4.0%
5.9%
UDR/ML
UDR/KFH
Wt. Avg.
UDR SS

3Q 2015 Joint Venture ROIC and ROE


8.0%
6.0%
4.0%
2.0%
0.0%
5.9%
7.6%
ROIC
ROE

(1) As of September 30th, 2015.
(2) Measured at gross book value at 100%.
Source: Company documents.

# WASHINGTON, DC ACQUISITION


Courts at Huntington Station


1200 East West

## UDR RECENTLY CLOSED ON THE PURCHASE SIX COMMUNITIES VALUED AT APPROXIMATELY $901 MILLION IN THE RECOVERING WASHINGTON, DC MARKET. THE TRANSACTION PROVIDES SEVERAL BENEFITS:

- Acquired four newly constructed or recently redeveloped apartment communities and two communities with potential redevelopment opportunities
- Utilization of UDR's best-in-class operating platform can generate operating efficiencies in the communities acquired, with additional upside for properties with redevelopment potential
- Estimated year-one cap rate on the transaction is approximately 5.2%
- Funded through a combination of $565 million UDR OP units issued at $35 per unit, the assumption of $89 million of debt, $221 million of Section 1031 exchanges and $26 million in cash
- UDR OP units were issued in line with NAV with no associated issuance costs
- Transaction is consistent with UDR's Two Year Strategic plan, as it provides: increasing cash flow per share, equity issuance at or above NAV and improving balance sheet metrics

| Community | Quality | Type | Location | Homes | Value ($M) | Debt ($M) | Equity ($M) | Year Completed/ Rehab |
|---|---|---|---|---|---|---|---|---|
| Eleven55 Ripley | A | High-Rise | Silver Spring | 379 | $126 | $- | $126 | 2014 |
| 1200 East West | A | High-Rise | Silver Spring | 247 | 79 | - | 79 | 2010 |
| Courts at Huntington Station | A | Podium | Alexandria | 421 | 142 | - | 142 | 2011 |
| Arbor Park of Alexandria | B | Garden | Alexandria | 851 | 210 | 90 | 120 | 1969/2015 |
| The Courts at Dulles | B | Garden | Herndon | 411 | 100 | - | 100 | 2000 |
| Newport Village | B | Garden | Alexandria | 937 | 243 | - | 243 | 1968 |
| **Total** | | | | **3,246** | **$901** | **$90** | **$811** | |

(1) As of September 30th, 2015.
Source: Company documents.



388 Beale – San Francisco, CA
Wholly-Owned

# BALANCE SHEET

Maintain a strong and flexible Balance Sheet while seeking to further improve our metrics over time

# BALANCE SHEET AND FUNDING SOURCES

By year-end 2016, we expect to achieve our target leverage profile…

| METRIC | YE 2014A | YE 2015E | YE 2016E |
|---|---|---|---|
| Debt-to-assets | 38.6% | 36% to 38% | 34% to 36% |
| Net debt-to-EBITDA | 6.5x | 5.8x to 6.2x | 5.4x to 5.8x |
| Fixed Charge Coverage | 3.6x | 3.6x to 4.0x | 3.8x to 4.2x |

…as we also continue to improve our credit profile and lower our debt financing costs

## INVESTMENT GRADE UNSECURED RATINGS

- **Moody's:** Upgraded to Baa1, stable outlook – 3Q 2014
- **S&P:** Upgraded to BBB+, stable outlook – 2Q 2015

In 2015 and 2016 we will continue to fund development and land acquisitions. Our capital needs are reasonably sized in both years

| SOURCES ($ IN MILLIONS)(1) | 2015E | 2016E |
|---|---|---|
| New Debt & Equity and Sales Proceeds | $1,750 to $1,850 | $500 to $650 |
| Construction Loan Proceeds | $80 to $100 | $25 to $75 |
| AFFO in Excess of Dividends and Revenue Enhancing Capex | $100 | $90 to $125 |
| **Total** | **$1,900 to $2,100** | **$625 to $825** |

| USES ($ IN MILLIONS)(1) | 2015E | 2016E |
|---|---|---|
| Development and Redevelopment | $300 to $350 | $400 to $450 |
| Acquisitions | $1,080 to $1,110 | $0 to $150 |
| Debt Maturities | $516 | $214 |
| **Total** | **$1,900 to $2,100** | **$625 to $825** |

(1) As of September 30th, 2015.
Source: Company documents.



# CASH FLOW, DIVIDEND AND NAV GROWTH

Generate high-quality Cash flow growth to drive dividend and NAV per share growth

Elements Too – Seattle, WA
Wholly-Owned

# CASH FLOW, DIVIDEND & NAV GROWTH

After strong AFFO/sh growth in 2014, solid operating results and development earn-in (somewhat offset by reloading the development pipeline) are driving cash flow, dividend and NAV growth in 2015


AFFO/sh Growth (1)
13%
11%
9%
7%
5%
10%
10-12%
6-9%
UDR 2014A
UDR 2015E
UDR 2016E


NAV/sh Growth (2)
12%
10%
8%
10-12%
8-10%
UDR 2015E
UDR 2016E

## Components of UDR's 2015E AFFO/sh growth at 11% growth midpoint


16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
Debt Refinancings: 1%
Development Earn-in: 3.5%
SS/Non-SS NOI: 10%
West Coast Development JV: 0.5%
Other, net (3): (4.0)%
Nets to 11% growth at the midpoint

(1) Dividend/sh is expected to grow with AFFO/sh in 2015 and 2016.
(2) Flat cap rate expectation.
(3) Other, net includes impact from lower income tax benefit, loss of Texas JV FFO due to sale, G&A due to LTI outperformance, and other misc. items.

Source: Company documents and forecasts.

# 2015 GUIDANCE (1)


Domain at College Park– Washington, DC
Stabilized Non-Mature

| EARNINGS PER SHARE GUIDANCE | 4Q 2015E | FULL-YEAR 2015E |
|---|---|---|
| FFO per common share | $0.40 to $0.42 | $1.65 to $1.67 |
| FFO as Adjusted per common share | $0.41 to $0.43 | $1.65 to $1.67 |
| Adjusted Funds from Operations ("AFFO") | $0.36 to $0.38 | $1.49 to $1.51 |
| Annualized Dividend per common share | | $1.11 |

| SAME-STORE GUIDANCE | | FULL-YEAR 2015E |
|---|---|---|
| Revenue growth | | 5.25% to 5.50% |
| Expense growth | | 2.75% to 3.00% |
| NOI growth | | 6.25% to 6.75% |
| Physical occupancy | | 96.5% |

| SOURCES OF FUNDS ($M) | | FULL-YEAR 2015E |
|---|---|---|
| Sales Proceeds and Debt and Equity Issuances | | $1,750 to $1,850 |
| Construction Loan Proceeds | | $80 to $100 |
| AFFO in Excess of Dividends and Revenue Enhancing Capex | | $100 |

| USES OF FUNDS ($M) | | FULL-YEAR 2015E |
|---|---|---|
| Debt maturities | | $(516) |
| Development and Redevelopment | | $(300) to $(350) |
| Acquisitions | | $(1,080) to $(1,110) |

(1) As of September 30th, 2015.
Source: Company documents.

# OPERATING TRENDS UPDATE [1]

| Same-Store (SS) Market | % Total NOI 3Q15 | % SS NOI 3Q15 | Effective YOY SS New Lease Rate Growth QTD 4Q15[1] | Effective YOY SS New Lease Rate Growth QTD 4Q14[1] | Effective YOY SS Renewal Lease Rate Growth QTD 4Q15[1] | Effective YOY SS Renewal Lease Rate Growth QTD 4Q14[1] | Annualized SS Turnover as of November 11th YTD 2015 | Annualized SS Turnover as of November 11th YTD 2014 |
|---|---|---|---|---|---|---|---|---|
| New York | 13.1% | 8.2% | 5.3% | 3.8% | 6.6% | 5.0% | 40.9% | 44.2% |
| Orange County | 12.8% | 14.5% | 5.0% | 4.0% | 6.3% | 5.0% | 60.8% | 58.5% |
| Washington, DC | 12.7% | 13.3% | -2.0% | -3.2% | 3.8% | 3.2% | 46.8% | 44.7% |
| San Francisco Bay Area | 12.2% | 13.7% | 6.8% | 7.0% | 9.8% | 8.7% | 57.8%[2] | 49.9%[2] |
| Seattle | 6.8% | 5.4% | 6.6% | 4.5% | 10.1% | 6.3% | 54.4% | 53.7% |
| Boston | 6.6% | 4.5% | 5.5% | -0.5% | 7.0% | 6.7% | 46.8% | 47.9% |
| Dallas | 5.0% | 4.7% | 3.9% | 2.4% | 7.2% | 4.5% | 57.2% | 55.0% |
| Los Angeles | 4.3% | 5.3% | 9.5% | 2.9% | 8.5% | 4.4% | 53.3% | 53.8% |
| Baltimore | 4.1% | 4.8% | -2.9% | -3.9% | 5.0% | 4.2% | 53.0% | 53.4% |
| Orlando | 3.3% | 4.3% | 8.7% | 5.7% | 7.2% | 5.4% | 53.1% | 54.9% |
| Tampa | 3.1% | 4.1% | 9.4% | 1.9% | 7.7% | 5.5% | 55.4% | 54.9% |
| Nashville | 3.1% | 4.0% | 6.7% | 1.7% | 7.6% | 4.4% | 55.9% | 56.4% |
| Monterey Peninsula | 2.7% | 3.5% | 10.9% | 6.7% | 14.9% | 5.5% | 56.6% | 49.4% |
| Other S. CA | 2.5% | 2.0% | 4.0% | 5.0% | 5.7% | 5.4% | 62.5% | 61.6% |
| Austin | 2.3% | 2.3% | 5.5% | 1.0% | 7.2% | 4.6% | 50.8% | 52.4% |
| Richmond | 2.2% | 2.8% | -0.5% | 2.4% | 5.9% | 3.5% | 57.2% | 57.1% |
| Portland | 0.8% | 1.1% | 15.3% | 9.3% | 13.8% | 9.8% | 55.5% | 53.6% |
| **Total / SS Wtd. Avg.** | **97.6%** | **98.5%** | **4.9%** | **2.4%** | **7.2%** | **5.3%** | **53.9%[2]** | **52.7%[2]** |

(1) October 1st through November 11th.
(2) Excluding the impact from Channel @ Mission Bay, which entered the Same-Store pool in 3Q 2015, YTD annualized Same-Store turnover in San Francisco would have been 57.7% and 56.7% in 2015 and 2014, respectively; furthermore, total YTD annualized Same-Store turnover would have been 53.9% and 53.2% in 2015 and 2014, respectively.

Source: Company documents.

# 2016 MARKET GROWTH EXPECTATIONS


West Coast:
% of SS NOI: 45%
% of Total NOI: 42%
UDR Same-Store Markets
Revenue Growth(1)
Northeast
% of SS NOI: 13%
% of Total NOI: 21%
Seattle
Portland
Boston
Mid-Atlantic
% of SS NOI: 21%
% of Total NOI: 19%
New York
San Francisco
Metro Washington, DC
Baltimore
Monterey Peninsula
Richmond
Los Angeles
Nashville
O.C.
Other S. CA
Dallas
Orlando
Austin
Tampa
> 5.00% Revenue Growth
<5.00% Revenue Growth
Southwest:
% of SS NOI: 7%
% of Total NOI: 8%
Southeast:
% of SS NOI: 14%
% of Total NOI: 10%

| Market | % of 3Q15 Total NOI | % of 3Q15 SS NOI | Market | % of 3Q15 Total NOI | % of 3Q15 SS NOI | Market | % of 3Q15 Total NOI | % of 3Q15 SS NOI |
|---|---|---|---|---|---|---|---|---|
| Austin | 2.3% | 2.3% | Monterey Peninsula | 2.7% | 3.5% | Portland | 0.8% | 1.1% |
| Baltimore | 4.1% | 4.8% | Nashville | 3.1% | 4.0% | Richmond | 2.2% | 2.8% |
| Boston | 6.6% | 4.5% | New York | 13.1% | 8.2% | Seattle | 6.8% | 5.4% |
| Dallas | 5.0% | 4.7% | O.C. | 12.8% | 14.5% | SF Bay Area | 12.2% | 13.7% |
| Los Angeles | 4.3% | 5.3% | Orlando | 3.3% | 4.3% | Tampa | 3.1% | 4.1% |
| Metro Wash., DC | 12.7% | 13.3% | Oth. S. CA | 2.5% | 2.0% | **TOTAL** | **97.6%** | **98.5%** |

**Non-Core Markets:** Monterey Peninsula.

(1) Revenue growth based on UDR's current 2016 market-level forecast.
Source: Company documents.

Acoma – Denver, CO
UDR/MetLife II Joint Venture


NOW LEASING
NOW LEASING

# APARTMENT FUNDAMENTALS

# APARTMENT FUNDAMENTALS (DEMAND)

## DEMOGRAPHIC TRENDS SIGNAL CONTINUED AND SUSTAINABLE DEMAND FOR RENTAL HOUSING

**Millennials are the largest population cohort, followed by Empty-Nester Baby Boomers, both of whom have demonstrated an increased propensity to rent**


U.S. Population by Age Group (2014 Estimates)
Foreign
Primary Renting
Secondary Renting
Tertiary Renting Cohort
Millennials
Empty-Nester Baby Boomers
Millions
26
24
22
20
18
16
14
12
10
15 to 19 Years
20 to 24 Years
25 to 29 Years
30 to 34 Years
35 to 39 Years
40 to 44 Years
45 to 49 Years
50 to 54 Years
55 to 59 Years
60 to 64 Years

**22-35 year olds comprise the primary renter cohort with a 60%+ propensity to rent. This cohort is forecast to grow through 2030**

22-35 Year Old Population (M)


68
65
62
59
56
53
'10
'14
'15E
'20E
'25E
'30E

**Millennials are delaying major life decisions that generally lead to homeownership**



Peak home-buying age has increased from 29 to 33 since the 1970s.



Average age of marriage has increased from 26 to 28 since 2002.


JOB
JOB

Millennials remain transient. The average job tenure is now 3.2 years.

Source: U.S. Census Bureau, Axiometrics, Moody's and Bureau of Labor Statistics.

# APARTMENT FUNDAMENTALS (DEMAND)

## In addition to population growth, jobs are a primary multifamily demand driver. Job growth is forecast to remain strong in 2015 and 2016


U.S. Employment Growth
3.0%
1.0%
-1.0%
-3.0%
-5.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E


Job Growth by Age Cohort Indexed at 100 at YE 2005
20-34 Yrs.
35-44 Yrs.
45-54 Yrs.
55+ Yrs.
135
115
95
75
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

## Our portfolio is well positioned when comparing expected job growth to new supply in our major markets from 2015 through 2016


More than enough jobs to absorb expected new supply(1)
Not enough jobs to absorb expected new supply(1)
San Francisco
Seattle
Dallas
Austin
National
Other S. CA
Los Angeles
Orange County
New York
Boston
Baltimore
Washington, DC
'15E-'16E Cumulative Market Rent Growth per Axiometrics
16%
12%
8%
4%
0%
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
Demand/Supply Ratio '15E-'16E

(1) Size of dots represents UDR's total NOI concentration in a market. Includes joint venture homes at UDR's pro-rata ownership interest. Excludes core markets that contribute less than 1% of NOI.

Source: U.S. Census Bureau, Axiometrics, Moody's and Bureau of Labor Statistics.

# APARTMENT FUNDAMENTALS (MF SUPPLY)

**New multifamily supply is expected to be slightly elevated versus historical norms in 2015 before declining in 2016**



National Multifamily Completions (000s)
2015E-2016E Avg.: 346K
To average the number of completions from 1997-2008, 350K additional multifamily homes were needed from 2009-2014
1997-2008 Avg.: 313K
400
350
300
250
200
150
100
2.0%
1.5%
1.0%
0.5%
0.0%
263
281
322
318
298
303
308
312
322
352
347
324
267
109
122
166
257
292
372
319
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
Completions (lt. axis)
'97-'08 Avg. (lt. axis)
'15E-'16E Avg. (lt. axis)
Completions as % of Stock (rt. axis)

**Augmenting these favorable supply/demand fundamentals are our better-than-average "walkability [(1)]" scores versus the peer group**

| MARKET | UDR AVG. WALK SCORE | PEER AVG. WALK SCORE | UDR > PEER AVG. |
|---|---|---|---|
| Austin | 53 | 54 | ✗ |
| Baltimore | 62 | 37 | ✓ |
| Boston | 37 | 55 | ✗ |
| Dallas | 53 | 68 | ✗ |
| Los Angeles | 78 | 70 | ✓ |
| New York | 97 | 81 | ✓ |
| Orange County | 68 | 60 | ✓ |
| Other S. CA | 67 | 56 | ✓ |
| San Francisco | 69 | 67 | ✓ |
| Seattle | 69 | 67 | ✓ |
| Washington, DC | 66 | 60 | ✓ |

Green = Ahead; ←→ = In-Line; Red = Behind

(1) Walk score measures the walkability of any location based on surrounding retail, entertainment, etc. on a 0 to 100 scale.
Source: Axiometrics and Walk Score.

# APARTMENT FUNDAMENTALS

**The homeownership rate continues to decline. Every 1% drop in the homeownership rate results in approximately 1.1M new renters**


U.S. Homeownership Rate
70.0%
68.0%
66.0%
64.0%
62.0%
69.0%
63.7%
'90
'92
'94
'96
'98
'00
'02
'04
'06
'08
'10
'12
'14

**Still, single-family housing is recovering at a slow, measured pace from its near-term trough reached in early 2009, but softer than expected demand thus far has been disappointing versus economists' forecasts**


National SF Permits (000s) - SAAR
1,200
1,000
800
600
400
200
2007
2008
2009
2010
2011
2012
2013
2014
2015
National SF Permits (000s) - SAAR

**All these fundamentals, coupled with our strategic objectives, have helped drive superior total shareholder return(1)**


UDR(+60.5%)
Peers (+36.8%)
S&P 500 (+44.9%)
FTSE NAREIT Equity REITs TR Index (26.3%)
Total Return (%)
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15

Source: U.S. Census Bureau, Axiometrics, National Association of Realtors and Freddie Mac.
(1) TSR from inception of Strategic Plan through November 11th, 2015.

**Acquired Communities:** The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

**Adjusted Funds From Operations ("AFFO"):** The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on page 34 of this presentation.

**Development Communities:** The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

**Discontinued Operations:** Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update ("ASU") No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity's operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR's real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR's Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the period ended September 30, 2014, and the reclassification of the assets and liabilities within the Consolidated Balance Sheet as of December 31, 2014.

During the twelve months ended December 31, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled "Income from discontinued operations, net of tax".

| In thousands | 3Q 2015 | 3Q 2014 | YTD 2015 | YTD 2014 |
|---|---|---|---|---|
| Rental income | $ - | $ 21 | $ - | $ 147 |
| Rental expenses | - | 11 | - | 225 |
| Property management | - | 1 | - | 4 |
| Real estate depreciation | - | - | - | - |
| Other operating expenses | - | 3 | - | 21 |
| Non-property (income)/expense | - | - | - | - |
| Total expenses | - | 15 | - | 250 |
| Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property | - | 6 | - | (103) |
| Net gain on the sale of depreciable property, net of tax | - | 75 | - | 75 |
| Income tax benefit/(expense) | - | (2) | - | 38 |
| Income/(loss) from discontinued operations, net of tax | $ - | $ 79 | $ - | $ 10 |

**Effective New Lease Rate Growth:** The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

**Effective Renewal Lease Rate Growth:** The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

**Estimated Quarter of Completion:** The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

**Fixed Charge Coverage Ratio:** The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on page 33.

**Funds From Operations as Adjusted attributable to common stockholders and unitholders:** The Company defines FFO attributable to common stockholders and unitholders as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on page 34 of this presentation.

**Net Asset Value:** Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

**Funds From Operations ("FFO") attributable to common stockholders and unitholders:** The Company defines FFO as net income attributable to common stockholders and unitholders, excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on page 34 of this presentation.

**Held For Disposition Communities:** The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

**Interest Coverage Ratio:** The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, TRS income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on page 33 of this presentation.

**Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest**

| In thousands | 3Q 2015 | YTD 2015 |
|---|---|---|
| Income/(loss) from unconsolidated entities | $ 2,691 | $ 61,277 |
| Management fee | 1,012 | 2,996 |
| Interest expense | 8,039 | 23,664 |
| Depreciation | 9,396 | 29,263 |
| General and administrative | 377 | 910 |
| Other income/expense | (3,625) | (5,476) |
| Gain on sale | - | (59,073) |
| **Total Joint Venture NOI at UDR's Pro-Rata Ownership Interest** | $ 17,890 | $ 53,561 |

**JV Return on Equity ("ROE"):** The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

**JV Return on Invested Capital ("ROIC"):** The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

**Net Operating Income ("NOI"):** The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

| In thousands | 3Q 2015 | 2Q 2015 | 1Q 2015 | 4Q 2014 | 3Q 2014 |
|---|---|---|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ 13,291 | $ 86,855 | $ 73,822 | $ 65,417 | $ 40,549 |
| Property management | 5,988 | 5,851 | 5,694 | 5,668 | 5,598 |
| Other operating expenses | 2,639 | 1,769 | 1,766 | 2,174 | 2,009 |
| Real estate depreciation and amortization | 90,568 | 90,344 | 88,777 | 91,406 | 89,339 |
| Interest expense | 30,232 | 29,673 | 28,800 | 32,792 | 33,087 |
| Casualty-related (recoveries)/charges, net | 541 | 843 | 996 | 41 | - |
| General and administrative | 15,824 | 13,721 | 12,152 | 11,722 | 11,554 |
| Tax provision/(benefit), net (includes valuation adjustment) | (633) | (1,404) | (425) | (7,087) | (2,492) |
| Income/(loss) from unconsolidated entities | (2,691) | 573 | (59,159) | 2,074 | 939 |
| Interest and other income, net | (402) | (382) | (360) | 44 | (9,061) |
| Joint venture management and other fees | (3,653) | (3,098) | (12,706) | (3,445) | (3,165) |
| Other depreciation and amortization | 1,457 | 1,700 | 1,623 | 2,117 | 1,385 |
| (Income)/loss from discontinued operations, net of tax | - | - | - | - | (79) |
| (Gain)/loss on sale of real estate owned, net of tax | - | (79,042) | - | (61,267) | (31,302) |
| Net income/(loss) attributable to noncontrolling interests | 404 | 3,029 | 2,595 | 2,335 | 1,443 |
| **Total consolidated NOI** | $ 153,565 | $ 150,432 | $ 143,575 | $ 143,991 | $ 139,804 |

**Non-Mature:** The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

**Non-Residential / Other:** The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

**Physical Occupancy:** The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

**QTD Same-Store ("SS") Communities:** The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

**Recurring Capital Expenditures:** The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

**Redevelopment Communities:** The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

**Redevelopment Projected Weighted Average Return on Incremental Capital Invested:** The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project's annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

**Return on Equity ("ROE"):** The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

**Return on Invested Capital ("ROIC"):** The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

**Revenue Enhancing Capital Expenditures:** The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

**Sold Communities:** The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

**Stabilization for Same Store Classification:** The Company generally defines stabilization as when a community's occupancy reaches 90% or above for at least three consecutive months.

**Stabilized, Non-Mature Communities:** The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

**Stabilization Period for Development Yield:** The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

**Stabilization Period for Redevelopment Yield:** The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

**Stabilized Yield on Developments:** Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

**Total Revenue per Occupied Home:** The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

**TRS:** The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

**Value Creation:** Value creation is defined as the difference between the Company's best estimate of the current or expected market value of a community and its original purchase price or cost basis. Underlying valuation estimates and model inputs are provided by the Company. Estimated value creation is not representative of the Company's expectations for its overall financial performance or cash flow growth and there can be no assurances that the value creation implied for any of the Company's communities will be achieved.

Management considers value creation a useful metric for investors as it quantifies how successful the Company's past investments have been and current investments are expected to be.

**YTD Same-Store ("SS") Communities:** The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2015 and fourth quarter of 2015 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

| | Full Year 2015 Low | Full Year 2015 High |
|---|---|---|
| Forecasted earnings per diluted share | $ 0.79 | $ 0.81 |
| Conversion from GAAP share count | (0.08) | (0.08) |
| Net (gain)/loss on the sale of depreciable property, excluding TRS | (0.50) | (0.50) |
| Depreciation | 1.45 | 1.45 |
| Noncontrolling Interests | (0.02) | (0.02) |
| Preferred Dividends | 0.01 | 0.01 |
| **Forecasted FFO per diluted share and unit** | **$ 1.65** | **$ 1.67** |
| Disposition-related FFO | (0.03) | (0.03) |
| Long-term incentive plan transition costs | 0.01 | 0.01 |
| Acquisition-related and other costs | 0.01 | 0.01 |
| Casualty-related (recoveries)/charges | 0.01 | 0.01 |
| **Forecasted FFO as Adjusted per diluted share and unit** | **$ 1.65** | **$ 1.67** |
| Recurring capital expenditures | (0.16) | (0.16) |
| **Forecasted AFFO per diluted share and unit** | **$ 1.49** | **$ 1.51** |

| | 4Q 2015 Low | 4Q 2015 High |
|---|---|---|
| Forecasted earnings per diluted share | $ 0.06 | $ 0.08 |
| Conversion from GAAP share count | (0.02) | (0.02) |
| Depreciation | 0.36 | 0.36 |
| **Forecasted FFO per diluted share and unit** | **$ 0.40** | **$ 0.42** |
| Disposition-related FFO | - | - |
| Long-term incentive plan transition costs | - | - |
| Acquisition-related and other costs | - | - |
| Casualty-related (recoveries)/charges | 0.01 | 0.01 |
| **Forecasted FFO as Adjusted per diluted share and unit** | **$ 0.41** | **$ 0.43** |
| Recurring capital expenditures | (0.05) | (0.05) |
| **Forecasted AFFO per diluted share and unit** | **$ 0.36** | **$ 0.38** |

**Net Debt to EBITDA:** The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided below:

| Net Debt-to-EBITDA ($000s) | | Quarter Ended September 30, 2015 |
|---|---|---|
| Net income/(loss) attributable to UDR, Inc. | $ | 13,291 |
| Adjustments (includes continuing and discontinued operations): | | |
| Interest expense | | 30,232 |
| Real estate depreciation and amortization | | 90,568 |
| Real estate depreciation and amortization on unconsolidated joint ventures | | 9,396 |
| Other depreciation and amortization | | 1,457 |
| Noncontrolling interests | | 404 |
| Income tax expense/(benefit) | | (633) |
| **EBITDA** | **$** | **144,715** |
| Long-term incentive plan transition costs | | 791 |
| Acquisition-related costs/(fees), including joint ventures | | 410 |
| Casualty-related (recoveries)/charges, including joint ventures, net | | 797 |
| **EBITDA - adjusted for non-recurring items** | **$** | **146,713** |
| | | |
| **Annualized EBITDA – adjusted for non-recurring items** | **$** | **586,852** |
| Interest expense | $ | 30,232 |
| Capitalized interest expense | | 3,572 |
| Total interest | $ | 33,804 |
| Preferred dividends | $ | 930 |
| Total debt | $ | 3,513,234 |
| Cash | | 1,321 |
| **Net Debt** | **$** | **3,511,913** |
| **Interest Coverage Ratio** | | **4.28x** |
| **Fixed Charge Coverage Ratio** | | **4.17x** |
| **Interest Coverage Ratio – adjusted for non-recurring items** | | **4.34x** |
| **Fixed Charge Coverage Ratio – adjusted for non-recurring items** | | **4.22x** |
| **Net Debt-to-EBITDA, adjusted for non-recurring items** | | **6.0x** |

| In thousands, except per share amounts | Three Months Ended September 30, 2015 | Three Months Ended September 30, 2014 | Nine Months Ended September 30, 2015 | Nine Months Ended September 30, 2014 |
|---|---|---|---|---|
| Net income/(loss) attributable to common stockholders | $ 12,361 | $ 39,618 | $ 171,176 | $ 86,124 |
| Real estate depreciation and amortization, including discontinued operations | 90,568 | 89,339 | 269,689 | 266,748 |
| Noncontrolling interests | 404 | 1,443 | 6,028 | 3,173 |
| Real estate depreciation and amortization on unconsolidated joint ventures | 9,396 | 10,398 | 29,263 | 29,926 |
| Net (gain)/loss on the sale of unconsolidated depreciable property [(2)] | - | - | (59,073) | - |
| Net (gain)/loss on the sale of depreciable property, excluding TRS | - | (31,377) | (79,042) | (81,260) |
| **Funds from operations ("FFO") attributable to common stockholders and unitholders, basic** | $ 112,729 | $ 109,421 | $ 338,041 | $ 304,711 |
| Distributions to preferred stockholders - Series E (Convertible) [(3)] | 930 | 931 | 2,792 | 2,793 |
| **FFO attributable to common stockholders and unitholders, diluted** | $ 113,659 | $ 110,352 | $ 340,833 | $ 307,504 |
| **FFO per common share and unit, basic** | $ 0.42 | $ 0.42 | $ 1.27 | $ 1.17 |
| **FFO per common share and unit, diluted** | $ 0.42 | $ 0.41 | $ 1.25 | $ 1.16 |
| Weighted average number of common shares and OP Units outstanding - basic | 268,175 | 260,844 | 267,057 | 259,975 |
| Weighted average number of common shares, OP Units, and common stock equivalents outstanding - diluted | 273,297 | 265,957 | 272,170 | 264,985 |
| **Impact of adjustments to FFO:** | | | | |
| Acquisition-related costs/(fees), including joint ventures [(4)] | $ 410 | $ 76 | $ 2,153 | $ 178 |
| Cost/(benefit) associated with debt extinguishment and other | - | - | - | 192 |
| Texas Joint Venture promote and disposition fee income [(2)] | - | - | (9,633) | - |
| Long-term incentive plan transition costs | 791 | - | 2,653 | - |
| (Gain)/loss on sale of land | - | - | - | (1,120) |
| Net gain on prepayment of note receivable | - | (8,411) | - | (8,411) |
| Casualty-related (recoveries)/charges, including joint ventures, net [(5)] | 797 | - | 2,636 | 500 |
| | $ 1,998 | $ (8,335) | $ (2,191) | $ (8,661) |
| **FFO as Adjusted attributable to common stockholders and unitholders, diluted** | $ 115,657 | $ 102,017 | $ 338,642 | $ 298,843 |
| **FFO as Adjusted per common share and unit, diluted** | $ 0.42 | $ 0.38 | $ 1.24 | $ 1.13 |
| Recurring capital expenditures | (13,694) | (12,280) | (31,048) | (29,977) |
| **AFFO attributable to common stockholders and unitholders** | $ 101,963 | $ 89,737 | $ 307,594 | $ 268,866 |
| **AFFO per common share and unit, diluted** | $ 0.37 | $ 0.34 | $ 1.13 | $ 1.01 |

(1) See pages 30-33 for definitions and other terms.
(2) The Company recorded promote and disposition fee income of approximately $9.6 million and a gain of approximately $59.1 million in connection with the sale of eight communities held by the Texas Joint Venture in 1Q15.
(3) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred shareholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.
(4) Nine months ended September 30, 2015 acquisition-related costs include $1.5 million related to UDR's share of the West Coast Development joint venture's transaction expenses, which are recorded as income/(loss) from unconsolidated entities in Attachment 1 of our third quarter 2015 supplement.
(5) 3Q15 Casualty-related charges include $256 thousand related to UDR's share of the 717 Olympic casualty, which is included in income/(loss) from unconsolidated entities in Attachment 1 of our third quarter 2015 supplement.

**Forward Looking Statements**

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

UDR®

Investor Relations Contact:

Shelby Noble
snoble@udr.com
720.922.6082